UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 15, 2023, the Compensation and Executive Development Committee of the Board of Directors of Nucor Corporation adopted and approved an amendment and restatement of the Nucor Corporation Supplemental Retirement Plan for Executive Officers (the “SERP”), effective immediately. The amendment and restatement of the SERP changed the age eligibility requirement for a normal retirement benefit and incorporated into one document the terms of a prior amendment to the SERP.

An Executive Officer will become eligible to receive a normal retirement benefit under the amended and restated SERP upon his or her retirement after the earlier of (a) attaining age 60 or (b) attaining age 55 and completing seven years of service as an Executive Officer. An Executive Officer became eligible to receive a normal retirement benefit under the SERP prior to its amendment and restatement upon his or her retirement after the earlier of (a) attaining age 60 or (b) attaining age 58 and completing seven years of service as an Executive Officer. The normal retirement benefit, which was not changed by the amendment and restatement of the SERP, is a monthly benefit equal to 3.36 times the Executive Officer’s monthly base salary payable for 24 months.

If an Executive Officer has not satisfied the eligibility requirement(s) for a normal retirement benefit at the time of his or her termination of employment and has attained age 55, the monthly benefit payable under the SERP will be equal to the Executive Officer’s normal retirement benefit reduced by 1/84th for each month the Executive Officer’s termination precedes the date the Executive Officer would have completed seven years of service as an Executive Officer. If the Executive Officer, however, has not attained age 55, the monthly benefit payable under the SERP will be equal to fifty percent (50%) of the benefit the Executive Officer would have received on early retirement had the Executive Officer attained age 55 at the time of his or termination of employment.

The foregoing description of the amendment and restatement of the SERP is qualified in its entirety by reference to the full text of such amendment and restatement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Nucor Corporation Supplemental Retirement Plan for Executive Officers, as amended and restated effective December 15, 2023 (#)

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

(#)	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: December 15, 2023	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer, Treasurer and Executive Vice President